{Seal of The State of Florida}
                           FLORIDA DEPARTMENT OF STATE
                                 Glenda E. Hood
                               Secretary of State

September 12, 2003

DIALEX MINERALS, INC.
390 BAY STREET
#2020
TORONTO, ONTARIO  M5H-2Y2CA





Re:      Document Number F95000096019

The Articles of Amendment to the Articles of Incorporation of VHS NETWORK, INC. which changed its name to DIALEX MINERALS INC., a Florida corporation, were filed on September 12, 2003.

This document was electronically received and filed under FAX audit number HO3000275852.

Should you have any questions regarding this matter, please telephone (7850) 245-6050, the Amendment Filing Section.

Teresa Brown
Document Specialist
Division of Corporations                           Letter Number:  703A00050823









Division of Corporations - P.O. Box 6327 - Tallahassee, Florida  32314

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF



                                VHS Network, Inc.
--------------------------------------------------------------------------------
                                 (present name)

                                  P95000096019
--------------------------------------------------------------------------------
                   (Document Number of Corporation (If known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation.

FIRST: Amendment(s) adopted: (indicate article number(s) being amended, added or deleted)

ARTICLE I

The name of the corporation shall be Dialex Minerals Inc.







--------------------------------------------------------------------------------


SECOND:  If  no  amendment  provides  for  an  exchange,   reclassification   or
cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

The Articles of Incorporation of the Corporation be and the same are hereby amended by a reverse-split of each of the issued and outstanding common shares of the Corporation by changing each ten (10) issued and outstanding common shares into one (1) common share (1:10), subject to upward adjustment in the event the consolidation would otherwise result in a shareholder of the Corporation holding a fraction of a share, in which case such shareholder shall receive one (1) whole share of the Corporation for each such fraction. The authorized shares of the Corporation shall remain the same.






                                                        HO3000027582  9

THIRD:   The date of each amendment's adoption: September 5, 2003

FOURTH:  Adoption of Amendment(s) (CHECK ONE)

                  [ ]      The   amendment(s)    was/were    approved   by   the
                           shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

                  [ ] The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

                           "The  number  of  votes  cast  for  the  amendment(s)
                           was/were      sufficient      for     approval     by
                           -----------------------------."
                           (voting group)


                  [ ] The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

                  Signed this 6th day of SEPTEMBER, 2003.

                  Signature /s/ Elwin D. Cathcart
                            -----------------------------
                           By the Chairman or Vice Chairman of the Board of Directors, President or other officer if adopted by the shareholders)

                                       OR

--------------------------------------------------------------------------------
                  (By a director if adopted by the directors)
                                       OR
                  (By an incorporator if adopted by the incorporators)


                                ELWIN D. CATHCART
--------------------------------------------------------------------------------
                             (Typed or printed name)

                               DIRECTOR, PRESIDENT
--------------------------------------------------------------------------------
                                     (Title)








                                                        HO3000027582  9